                                                                    EXHIBIT 31.1

                                 CERTIFICATIONS

I, ReiJane Huai, Chief Executive Officer of FalconStor  Software,  Inc., certify that:

1.    I have reviewed  this annual  report on form 10-K of FalconStor  Software,
      Inc.;

2.    Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the circumstances under which such statements were made,  not  misleading  with  respect  to the period  covered by this annual report;

3.    Based on my  knowledge,  the  financial  statements,  and other  financial information  included  in this  report,  fairly  present  in all  material respects the financial condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.    The  registrant's  other  certifying  officer  and I are  responsible  for establishing  and  maintaining  disclosure  controls  and  procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) for the registrant and we have:

      a)   designed  such  disclosure  controls and  procedures,  or caused such
           disclosure   controls  and   procedures  to  be  designed  under  our
           supervision,  to ensure  that  material  information  relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      b)   evaluated the effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period  covered by this report  based on such  evaluation;
           and

      c)   disclosed  in this  report  any change in the  registrant's  internal
           control  over   financial   reporting   that   occurred   during  the
           registrant's  most recent  fiscal  quarter (the  registrant's  fourth fiscal  quarter in the case of an annual  report) that has materially affected,  or  is  reasonably  likely  to  affect,  the  registrant's internal control over financial reporting; and

5.    The registrant's other certifying  officer and I have disclosed,  based on our most recent  evaluation of internal control over financial  reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

      a)   all significant deficiencies and material weaknesses in the design or operation of internal  control  over  financial  reporting  which are reasonably  likely to  affect  the  registrants  ability  to  record, process, summarize and report financial data and information; and

      b)   any fraud, whether or not material, that involves management or other employees who have a significant  role in the  registrant's  internal control over financial reporting.

Date: March 12, 2004                                /s/  ReiJane Huai
                                                    ----------------------------
                                                    ReiJane Huai
                                                    Chief Executive Officer